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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 5, 2007


                             SEMOTUS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


             NEVADA                        0-21069               36-3574355
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


               718 University Ave., Suite 202 Los Gatos, CA 95032
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 399-6120
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              (Registrant's Telephone Number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In this discussion, unless otherwise specified, all references to "we", "us" and "our" mean Semotus Solutions, Inc.

On July 5, 2007, our Compensation Committee approved a new employment agreement for our Chief Executive Officer, Mr. Anthony N. LaPine. The new employment agreement will become effective July 15, 2007, and has a three year term.

Under this new employment agreement, Mr. LaPine is entitled to a base salary of $240,000 per year, plus discretionary increases in accordance in conformity with our standard review procedure. However, Mr. LaPine's current voluntary decrease of $24,000 annually in compensation will continue with the same voluntary decrease in his annual salary under the new employment agreement, so that Mr. LaPine will continue to be compensated at an annual salary of $216,000. Mr. LaPine will also continue to receive a car allowance in the amount of $1,000 per month.

Mr. LaPine is eligible for an annual bonus, with the actual amount of bonus paid to be determined by the Compensation Committee in its sole discretion, based upon such factors and performance goals as the Committee deems appropriate. If Mr. LaPine's employment is terminated by the Company without cause or by Mr. LaPine for good reason as provided in the employment agreement, or if the Company is acquired or dissolves and a new employment agreement satisfactory to Mr. LaPine cannot be reached, all stock and stock options of the Company then owned by Mr. LaPine which are unvested shall become immediately fully vested, and the Company shall pay to Mr. LaPine severance pay equal to the remaining years and/or months of his then current base salary that are due, based on a three year agreement term.

The foregoing description of the new employment agreement is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.


ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired

     Not applicable.


     (b) Pro Forma Financial Information

     Not applicable.


     (c) Exhibits. The following exhibits are filed with this report:


Exhibit Number     Description
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10.1               Employment Agreement by and among Semotus Solutions,
                   Inc. and Anthony LaPine dated July 6, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         SEMOTUS SOLUTIONS, INC.


     Date: July 9, 2007                  By: /s/ Anthony N. LaPine
                                             ------------------------------
                                             Anthony N. LaPine,
                                             Chief Executive Officer